Note 4 - Vessels, Net	6 Months Ended
Jun. 30, 2023
Notes to Financial Statements
Property, Plant and Equipment Disclosure [Text Block]

4. Vessels, net

The amounts in the accompanying unaudited condensed consolidated balance sheets are as follows:

	Costs	Accumulated Depreciation	Net Book Value

Balance, January 1, 2023	257,173,053	(40,602,627)	216,570,426
Depreciation for the period	-	(10,888,582)	(10,888,582)
Newbuilding vessel “Gregos” delivered during the period	42,754,607	-	42,754,607
Capitalized expenses	691,191	-	691,191
Balance, June 30, 2023	300,618,851	(51,491,209)	249,127,642

Capitalized expenses for the six-month period ended  June 30, 2023 mainly refer to installation of Water Ballast Treatment (“WBT”) system on three of the Company’s vessels. All these installations qualified as vessel improvements and were therefore capitalized.

On April 6, 2023, the Company took delivery of the newbuilding M/V “Gregos”, an eco-design fuel efficient feeder containership (see Note 4). The vessel was ordered on June 29, 2021 from Hyundai Mipo Dockyard Co. in South Korea. The total cost for the construction of the vessel was $42,754,607 and is presented within “Vessels, net” in the unaudited condensed consolidated balance sheet.

As of  June 30, 2023 eleven vessels with a net book value of $214,547,506 are used as collateral under the Company’s loan agreements (see Note 8), while seven of the Company’s vessels, M/V “Evridiki”, M/V “Joanna”, M/V “EM Hydra”, M/V “EM Spetses”, M/V “EM Diamantis P.”, M/V “EM Astoria” and M/V “EM Kea” are unencumbered.

Sale of vessel

The Company considers the potential sale of its vessels, for scrap or further trading, depending on a vessel’s age, any additional capital expenditures required, the expected revenues from continuing to own the vessel and the overall market prospects.

On  December 23, 2022, Bridge Shipping Ltd. Signed a memorandum of agreement to sell M/V “Akinada Bridge”, a 71,366 DWT / 5,610 TEU 2001-built intermediate container carrier, for scrap, at a gross price of $14.2 million, following a strategy of disposing older vessels, combined with the analysis of the repair options of a damage identified in the fourth quarter of 2022. As of  December 31, 2022, the vessel was classified as held for sale at its net book value of $8.5 million, together with its inventory on board amounting to $0.4 million. The total amount is presented in the “Asset held for sale” line in the current assets section of the unaudited condensed consolidated balance sheet. In respect of the sale the amount of $3.6 million collected as an advance for the vessel sale was classified as a “Liability associated with asset held for sale” and is presented under the current liabilities section of the unaudited condensed consolidated balance sheet as of December 31, 2022. The vessel was delivered to her new owners on  January 9, 2023. The gain on the sale of the vessel is $5.2 million and is presented in the “Gain on sale of vessel” line in the unaudited condensed consolidated statement of comprehensive income for the six-month period ended June 30, 2023.